Lease - Schedule of Maturities of lease liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Lessee, Operating Lease, Liability, to be Paid [Abstract]
2024	¥ 1,159
2025	773
Total undiscounted lease payments	1,932
Less: imputed interest	(68)
Total lease liabilities	1,864
Amounts due within 12 months	1,103	$ 155	¥ 972
Non-current lease liability	¥ 761	$ 107	¥ 294